ESCROW AGREEMENT

                                      AMONG

                         [INSERT THI LESSEE SUBSIDIARY],

                             MONARCH PROPERTIES, LP

                                       AND

                             FIDELITY NATIONAL TITLE
                          INSURANCE COMPANY OF NEW YORK

                          DATED AS OF __________, 1998



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                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is executed and delivered as of the ____ day of __________, 1998 (the "Effective Date") among [INSERT THI LESSEE SUBSIDIARY], a [Insert State] corporation ("Lessee"), MONARCH PROPERTIES, LP, a Delaware limited partnership ("Purchaser") and FIDELITY NATIONAL TITLE INSURANCE COMPANY OF NEW YORK ("Escrow Agent").

     The circumstances underlying the execution and delivery of this Agreement are as follows:

     A. Concurrently herewith, Purchaser has purchased from Seller and leased to Lessee three (3) health care facilities (the "Facilities") pursuant to a Master Lease of even date herewith (the "Master Lease").

     B. A condition of Purchaser's acquisition of the Facilities and lease to Lessee is the agreement of Lessee to complete certain repairs and improvements to the Facilities after the closing, and the payment to Escrow Agent by Lessee of a certain amount to be held by Escrow Agent and paid to Lessee or other payees designated by Lessee upon completion of such repairs and improvements or paid to Purchaser in the event of the failure of Lessee to complete such repairs and improvements, all in accordance with the terms and conditions set forth below.

     C. Capitalized words not defined herein shall have the definitions given them in the Master Lease.

     NOW, THEREFORE, Lessee, Purchaser and Escrow Agent agree as follows:

     1. ESCROW DEPOSIT. Escrow Agent acknowledges the receipt of [Insert Amount] ($__________) and agrees to hold and deliver such sum according to the terms and conditions hereinafter set forth.

     2. CAPITAL EXPENDITURES. Lessee agrees that, within three hundred and sixty-five (365) days from the date of this Agreement, it will complete the capital repair and improvement activities described under the heading "Action Required" and set forth opposite the name of the applicable Facility on attached EXHIBIT A.

     3.  INSPECTION BY PURCHASER.  Lessee shall (a) give  Purchaser at least ten
(10) Business Days' prior written notice of any request for a disbursement of escrowed funds, which notice shall include a copy of the certificate to be delivered to Escrow Agent as required by Section 4 hereof with respect to such disbursement, and (b) give Purchaser's representative


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or  representatives  access to the Leased Property at reasonable times, upon one
Business Day's prior notice, for the purpose of inspecting the capital repair and improvement work.

     4. REQUESTS FOR DISBURSEMENT OF ESCROWED FUNDS. Lessee shall present each request for disbursement of escrowed funds to Purchaser in writing for its approval, which shall not unreasonably be withheld or delayed. Each request shall meet the requirements of Paragraph 5, below.

     5. DISBURSEMENT OF ESCROWED FUNDS. Within two (2) Business Days following receipt of Lessee's written request, Escrow Agent shall disburse to Lessee or to such payees as may be designated by Lessee in its request for disbursement, out of the funds held in escrow, the out-of-pocket costs and expenses incurred by Lessee in connection with the performance by it of its obligations under Paragraph 2 (the "Capital Expenditures"), upon presentation of a request for disbursement, provided:

          (A) No more than one (1) request for disbursement is submitted in any calendar month;

          (B) The total monthly request for disbursement is not less than [Fifty Thousand Dollars ($50,000)], except for the final request for disbursement which shall be in the amount of the undisbursed balance of escrowed funds, and the requested disbursement per-payee is not less than [Ten Thousand Dollars ($10,000)]; [SUBJECT TO REVIEW OF DOLLAR AMOUNTS]

          (C)  The request for disbursement is accompanied by:

               (i) a certificate of Lessee executed by an officer of Lessee, certifying that a portion of the work set forth on EXHIBIT A has been completed, describing such portion of the work in detail, and stating that the disbursement is sought for costs and expenses incurred in completing such work;

               (ii) either  (x)  evidence  of  the  written   approval  of  such
                    disbursement by Purchaser or (y), if Escrow Agent has not received a Notice from Purchaser disapproving the proposed disbursement, a statement of Lessee in the certificate described in subsection (i) above to the effect that notice of the request for disbursement, including a copy of such certificate, was sent to Purchaser at least ten (10) Business Days prior to the submission of the request.


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          (D)  Overhead incurred by Lessee or any Affiliate of Lessee,  which is expenses and  obligations  incurred by Lessee or any Affiliate of
               Lessee  in  connection   with  the  general   operations  of  the
               Facilities, shall not be deemed to be a cost or expense incurred by Lessee in connection with the performance by it of its obligations under Paragraph 2.

     6. INVESTMENT OF ESCROWED FUNDS. Escrow Agent shall invest the funds held in escrow by it in a separate money market account at Chase Manhattan Bank. Interest earned on such funds shall belong to Lessee and be paid to Lessee in accordance with its instructions to Escrow Agent. Lessee's Federal Tax Identification Number is [Insert Number].

     7. DISPUTES. In the event of any dispute among the parties hereto as to the disposition of any funds held in escrow that is not resolved within ninety (90) days after notice to the parties from Escrow Agent, Escrow Agent is hereby authorized to deposit such funds with any court of competent jurisdiction and commence an interpleader action naming the other parties hereto as defendants with respect thereto, and upon such deposit Escrow Agent shall be relieved of any further liability hereunder.

     8. LIMITATION OF LIABILITY OF ESCROW AGENT. Escrow Agent shall have no liability hereunder, except for damages, if any, resulting from Escrow Agent's negligence or willful misconduct; it being understood that by its acceptance of this escrow agency, Escrow Agent is acting in the capacity of a depositary and is not as such responsible or liable for the sufficiency, correctness, genuineness and/or receipt of instruments, documents or notices deposited and/or received under this Escrow Agreement. Upon notice to the other parties hereto, Escrow Agent may reimburse itself for any reasonable expenses, including attorneys fees, which Escrow Agent may incur as a result of any legal proceedings affecting this Escrow Agreement and/or the Escrow Agent's duties as depository hereunder.

     9. FAILURE TO COMPLETE WORK. In the event the work described on EXHIBIT A has not been completed on or before the date specified in Section 2 hereof, Purchaser may give Lessee and Escrow Agent written notice of such failure, and in the event such work is not completed within fifteen (15) Business Days after such notice, Purchaser (a) shall have the right to cause its employees, agents and contractors to enter upon the Leased Property and complete such work at the expense of Lessee, and to demand and receive any funds then remaining in escrow to be applied towards reimbursement or payment for such expense, or (b) to declare such failure to be an Event of Default under the Master Lease, entitling Purchaser to the remedies provided in the Master Lease and by law, including, among such remedies, the right to demand and receive any then undisbursed funds in escrow.

     10. NOTICES. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, by overnight delivery, hand delivery or facsimile transmission to the following address:


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                  To Lessee:        [Insert THI Lessee Subsidiary]
                                    4076 Carlisle Pike
                                    Camp Hill, Pennsylvania 17011
                                    Attn: Anthony F. Misitano
                                    Telephone No.: 717-730-8710
                                    Fax No.: 717-730-8722

                  With copy to:     Kirkpatrick & Lockhart LLP
                                    240 North Third Street
                                    Harrisburg, Pennsylvania 17101
                                    Telephone No.: 717-231-2892
                                    Fax No.: 717-231-4501

                  To Purchaser:     Monarch Properties, LP
                                    8889 Pelican Bay Boulevard - Suite 501
                                    Naples, Florida  34103
                                    Attn: John B. Poole
                                    Telephone No.: 941-598-5605
                                    Fax No.: 941-566-6082

                  With copy to:     LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                                    125 West 55th Street
                                    New York, New York 10019-5389
                                    Attn:  John R. Fallon, Jr.
                                    Telephone No.: 212-424-8279
                                    Fax No.: 212-424-8500

                  To Escrow Agent:  Fidelity National Title Insurance Company
                                     of New York
                                    2 Park Avenue
                                    New York, New York 10016
                                    Attn:  Robert Calamari
                                    Telephone No.: 212-481-5858
                                    Fax No.: 212-481-8747

     Notices shall be deemed given upon actual receipt.

     11. CHOICE OF LAW; SEVERABILITY. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions. If any provision in this Agreement is in conflict with such laws, or is otherwise unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such conflict


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or  unenforceability,  and it shall be severed from and shall not invalidate any other provision of this Agreement.


                             SIGNATURE PAGE FOLLOWS






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     IN WITNESS WHEREOF,  the parties hereby execute this Escrow Agreement as of the day and year first set forth therein.

                                    [INSERT THI LESSEE SUBSIDIARY]

                                    By:
                                       -----------------------------------------
                                    Name: Anthony F. Misitano
                                         ---------------------------------------
                                    Title: President
                                          --------------------------------------

                                    MONARCH PROPERTIES, LP

                                    By:   MP Operating, Inc., as General Partner

                                    By:
                                       -----------------------------------------
                                    Name: John B. Poole
                                         ---------------------------------------
                                    Title: President and Chief Executive Officer
                                          --------------------------------------

                                    FIDELITY NATIONAL TITLE INSURANCE
                                    COMPANY OF NEW YORK

                                    By:
                                       -----------------------------------------
                                    Name:  Robert Calamari
                                         ---------------------------------------
                                    Title:    Senior Vice President
                                          --------------------------------------



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